UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2017

Central Index Key Number of the issuing entity: 0001701638

JPMCC Commercial Mortgage Securities Trust 2017-JP6

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001632269

Benefit Street Partners CRE Finance LLC

Central Index Key Number of the sponsor: 0001682518

Starwood Mortgage Funding VI LLC

Exact Names of the Sponsors as Specified in their Charters)

New York	333-206361-10	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York	10179
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8.  Other Events.

Item 8.01.      Other Events.

On or about June 16, 2017, a series of mortgage pass-through certificates, entitled JPMCC Commercial Mortgage Securities Trust 2017-JP6, Commercial Mortgage Pass-Through Certificates, Series 2017-JP6 (the “Certificates”), is expected to be issued by J.P. Morgan Chase Commercial Mortgage Securities Trust 2017-JP6 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class D, Class R and Class Z Certificates (collectively, the “Privately Offered Certificates”) and (iii) the Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (collectively, the “Risk Retention Certificates”),. Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about June 16, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of forty-two (42) commercial, and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 16, 2017, between the Registrant and JPMCB; certain of the Mortgage Loans are expected to be acquired by the Registrant from Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 16, 2017, between the Registrant, BSP and Benefit Street Partners CRE Conduit Company, L.P.; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding VI LLC (“SMF VI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 16, 2017, between the Registrant, SMF VI and Starwood Mortgage Capital LLC..

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to J.P. Morgan Securities LLC (“JPMS”), Drexel Hamilton, LLC and Academy Securities, Inc. (collectively, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of May 25, 2017, between the Registrant and the Underwriters, as underwriters, (ii) the sale of the Privately Offered Certificates by the Registrant to JPMS, pursuant to a Certificate Purchase Agreement, dated as of May 25, 2017, between the Registrant and JPMS, as initial purchaser, and (iii) the sale of the Risk Retention Certificates by the Registrant to RREF III-D AIV RR, LLC (in such capacity, the “Third Party Purchaser”), pursuant to a Third Party Purchaser Certificate Purchase Agreement, dated as of May 25, 2017, between the Registrant and the Third Party Purchaser. The Privately Offered Certificates and the Risk Retention Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 25, 2017 and filed with the Securities and Exchange Commission on June 16, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled 245 Park Avenue Trust 2017-245P, Commercial Mortgage Pass-Through Certificates, Series 2017-245P was issued by 245 Park Avenue Trust 2017-245P, pursuant to a Trust and Servicing Agreement, dated as of May 30, 2017 (the “2017-245P Trust and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee,

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and Trimont Real Estate Advisors, LLC, as operating advisor. Pursuant to the Pooling and Servicing Agreement, the 245 Park Avenue Whole Loan is a Non-Serviced Whole Loan, the 245 Park Avenue Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the 245 Park Avenue Whole Loan is governed by the 2017-245P Trust and Servicing Agreement and by the 245 Park Avenue Intercreditor Agreement (as defined below). The 2017-245P Trust and Servicing Agreement is attached hereto as Exhibit 99.4.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled JPMCC Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-JP4 was issued by JPMCC Commercial Mortgage Securities Trust, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “JPMCC 2016-JP4 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Moffett Gateway Whole Loan is a Non-Serviced Whole Loan, the Moffett Gateway Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Moffett Gateway Whole Loan is governed by the JPMCC 2016-JP4 Pooling and Servicing Agreement and by the Moffett Gateway Intercreditor Agreement (as defined below). The JPMCC 2016-JP4 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

The holders of the promissory notes evidencing the 245 Park Avenue Whole Loan (the “245 Park Avenue Noteholders”) entered into an co-lender agreement, dated as of May 30, 2017 (the “245 Park Avenue Co-Lender Agreement”), between the 245 Park Avenue Noteholders, which sets forth the respective rights of each 245 Park Avenue Noteholder. The 245 Park Avenue Co-Lender Agreement is attached hereto as Exhibit 99.6.

The holders of the promissory notes evidencing the 211 Main Street Whole Loan (the “211 Main Street Noteholders”) entered into an co-lender agreement, dated as of April 28, 2017 (the “211 Main Street Co-Lender Agreement”), between the 211 Main Street Noteholders, which sets forth the respective rights of each 211 Main Street Noteholder. The 211 Main Street Co-Lender Agreement is attached hereto as Exhibit 99.7.

The holders of the promissory notes evidencing the 740 Madison Whole Loan (the “740 Madison Noteholders”) entered into an co-lender agreement, dated as of May 4, 2017 (the “740 Madison Co-Lender Agreement”), between the 740 Madison Noteholders, which sets forth the respective rights of each 740 Madison Noteholder. The 740 Madison Co-Lender Agreement is attached hereto as Exhibit 99.8.

The holders of the promissory notes evidencing the Apex Fort Washington Whole Loan (the “Apex Fort Washington Noteholders”) entered into an co-lender agreement, dated as of June 16, 2017 (the “Apex Fort Washington Co-Lender Agreement”), between the Apex Fort Washington Avenue Noteholders, which sets forth the respective rights of each Apex Fort Washington Noteholder. The Apex Fort Washington Co-Lender Agreement is attached hereto as Exhibit 99.9.

The holders of the promissory notes evidencing the Moffett Gateway Whole Loan (the “Moffett Gateway Noteholders”) entered into an co-lender agreement, dated as of November 18, 2016 (the “Moffett Gateway Co-Lender Agreement”), between the Moffett Gateway Noteholders, which sets forth the respective rights of each Moffett Gateway Noteholder. The Moffett Gateway Co-Lender Agreement is attached hereto as Exhibit 99.10.

Credit Risk Retention

The Risk Retention Certificates were sold to the Third Party Purchaser for $41,062,499.14 (representing 5.02% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Third Party Purchaser Certificate Purchase Agreement. The Third Party Purchaser is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $40,912,109.03 (representing 5.00% of the aggregate fair value of all the Classes of Regular Certificates), in each case, excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated May 18, 2017 and filed with the Securities and Exchange Commission on May 18, 2017 under the heading “Credit Risk Retention” prior to the pricing of the certificates and

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(b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Section 9. Financial Statements and Exhibits.

Item 9.01.    Financial Statements and Exhibits.

(d)      Exhibits.

1.1	Underwriting Agreement, dated as of May 25, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., J.P. Morgan Securities LLC, Drexel Hamilton, LLC and Academy Securities, Inc.

4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 25, 2017.

99.1	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., Benefit Street Partners CRE Finance LLC and Benefit Street Partners CRE Conduit Company, L.P.

99.3	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., Starwood Mortgage Funding VI LLC and Starwood Mortgage Capital LLC.

99.4	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.

99.5	Pooling and Servicing Agreement, dated as of December 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.6	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as initial note 1 holder, Natixis Real Estate Capital LLC, as initial note 2 holder, Deutsche Bank, AG, New York Branch, as initial note 3 holder, Société Générale, as initial note 4 holder, and Barclays Bank PLC, as initial note 5 holder, relating to the 245 Park Avenue Whole Loan.

99.7	Co-Lender Agreement, dated as of April 28, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, and JPMorgan Chase Bank, National Association as initial B notes holder, relating to the 211 Main Street Whole Loan.

99.8	Co-Lender Agreement, dated as of May 4, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 740 Madison Whole Loan.

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99.9	Co-Lender Agreement, dated as of June 16, 2017, between Benefit Street Partners CRE Finance LLC, as note A-1 holder, Benefit Street Partners CRE Finance LLC, as note A-2 holder, and Benefit Street Partners CRE Finance LLC, as note A-3 holder, relating to the Apex Fort Washington Whole Loan.

99.10	Co-Lender Agreement, dated as of November 18, 2016, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, , JPMorgan Chase Bank, National Association, as initial note A-4 holder, JPMorgan Chase Bank, National Association, as initial note A-5 holder, and JPMorgan Chase Bank, National Association as initial note B holder, relating to the Moffett Gateway Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Bianca A. Russo
Name:	Bianca A. Russo
Title:	Managing Director and Secretary

Dated: June 16, 2017

JPMCC 2017-JP6 – 8-K

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 25, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., J.P. Morgan Securities LLC, Drexel Hamilton, LLC and Academy Securities, Inc.

4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 25, 2017.

99.1	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., Benefit Street Partners CRE Finance LLC and Benefit Street Partners CRE Conduit Company, L.P.

99.3	Mortgage Loan Purchase Agreement, dated as of June 16, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., Starwood Mortgage Funding VI LLC and Starwood Mortgage Capital LLC.

99.4	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.

99.5	Pooling and Servicing Agreement, dated as of December 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.6	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as initial note 1 holder, Natixis Real Estate Capital LLC, as initial note 2 holder, Deutsche Bank, AG, New York Branch, as initial note 3 holder, Société Générale, as initial note 4 holder, and Barclays Bank PLC, as initial note 5 holder, relating to the 245 Park Avenue Whole Loan.

99.7	Co-Lender Agreement, dated as of April 28, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, and JPMorgan Chase Bank, National Association as initial B notes holder, relating to the 211 Main Street Whole Loan.

99.8	Co-Lender Agreement, dated as of May 4, 2017, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 740 Madison Whole Loan.

99.9	Co-Lender Agreement, dated as of June 16, 2017, between Benefit Street Partners CRE Finance LLC, as note A-1 holder, Benefit Street Partners CRE Finance LLC, as note A-2 holder, and Benefit Street Partners CRE Finance LLC, as note A-3 holder, relating to the Apex Fort Washington Whole Loan.

99.10	Co-Lender Agreement, dated as of November 18, 2016, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, , JPMorgan Chase Bank, National Association, as initial note A-4 holder, JPMorgan Chase Bank, National Association, as initial note A-5 holder, and JPMorgan Chase Bank, National Association as initial note B holder, relating to the Moffett Gateway Whole Loan.

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